UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 27, 2020

Citigroup Commercial Mortgage Trust 2016-C3

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001687605)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Barclays Bank PLC

(Central Index Key number: 0000312070)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number: 0001558761)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-08	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.   Other Events.

The Marriott Hilton Head Resort & Spa Mortgage Loan, an asset of Citigroup Commercial Mortgage Trust 2016-C3 (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of December 1, 2016 (the “WFCM 2016-LC25 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, C-III Asset Management LLC (as successor to CWCapital Asset Management LLC), as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, which governs the issuance of the Wells Fargo Commercial Mortgage Trust 2016-LC25, Commercial Mortgage Pass-Through Certificates, Series 2016-LC25. The WFCM 2016-LC25 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated December 8, 2016 and filed with the Securities and Exchange Commission on December 14, 2016 under Commission File No. 333-207132-08.

Effective as of March 27, 2020, C-III Asset Management LLC has been removed as general special servicer under the WFCM 2016-LC25 PSA, and LNR Partners, LLC has been appointed to act as successor general special servicer under the WFCM 2016-LC25 PSA. A copy of the related acknowledgment and acceptance of special servicer dated March 27, 2020 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of February 1, 2017 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated November 17, 2016 and filed with the Securities and Exchange Commission on November 17, 2016 under Commission File No. 333-207132-08.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 20.1	Acknowledgment and Acceptance of Special Servicer dated March 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.

(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: March 27, 2020